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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 23, 2001
                                                          --------------

                              IRT PROPERTY COMPANY
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Georgia                    1-7859               58-1366611
--------------------------------  ---------------     -----------------------
  (State or Other Jurisdiction      (Commission            (IRS Employer
        of Incorporation)           File Number         Identification No.)

  200 Galleria Parkway, Suite 1400, Atlanta, Georgia           30339
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       (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (770) 955-4406
                                                           ---------------


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ITEM 5.           OTHER EVENTS.

         On March 23, 2001, IRT Property Company (the "Company") established a Medium Term Note Program (the "MTN Program"), pursuant to which the Company may from time to time issue and sell up to $100 million of medium term notes (the "Medium Term Notes") having a maturity of nine months or more from the date of issuance and which are unconditionally guaranteed as to the payment of principal, premium, if any, and interest, if any, by each of IRT Partners, L.P., IRT Capital Corporation II, IRT Management Company and IRT Alabama, Inc. (the "Guarantors"). The Medium Term Notes and the related guaranties thereof by the Guarantors are together referred to as the "Securities." Any sale of the Securities will be made pursuant to (i) the Company's and the Guarantors' Registration Statement on Form S-3 (File No. 333-53638) (as amended and supplemented, the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on January 12, 2001 and declared effective by the Commission on January 23, 2001, (ii) a related Prospectus Supplement, dated March 23, 2001, which, together with the base prospectus, was filed with the Commission on March 26, 2001 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, and (iii) one or more Pricing Supplements.

         In connection with the establishment of the MTN Program, the Company and the Guarantors entered into an Agency Agreement, dated March 23, 2001, with Credit Suisse First Boston Corporation and Wachovia Securities, Inc., each as agents (the "Agents"), pursuant to which the Agents will assist the Company in offering and selling the Securities.

         The Company is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.
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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         EXHIBIT
         NUMBER*                                 DESCRIPTION
         -------                                 -----------

           1.1        Agency Agreement, dated as of March 23, 2001, by and among IRT Property Company, IRT
                      Partners, L.P., IRT Capital Corporation II, IRT Management Company, IRT Alabama,
                      Inc., Credit Suisse First Boston Corporation and Wachovia Securities, Inc.

          4.14        Form of Fixed Rate Security (including the Guarantee).

          4.15        Form of Floating Rate Security (including the Guarantee).

           5.1        Opinion of Alston & Bird LLP regarding legality of the Securities.

           8.1        Opinion of Alston & Bird LLP as to certain federal income taxation matters.

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         *        The exhibit numbers set forth herein correspond to the exhibit list contained in the Registration Statement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IRT PROPERTY COMPANY


Date: March 26, 2001                         By:       /s/ James G. Levy
                                                -------------------------------
                                                Name: James G. Levy
                                                Title: Chief Financial Officer